UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    March 24, 2003

BAY VIEW CAPITAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	001-14879	94-3078031

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1840 Gateway Drive, San Mateo, California	94404

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (650) 312-7200

N/A

(Former name, former address, and former fiscal year, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
Exhibit 99.1

Item 5. Other Events

     Bay View Capital Corporation is placing on file as Exhibit 99.1 a copy of the Company’s letter to stockholders from our Chairman and Chief Exective Officer. This letter is included in the package sent to stockholders which includes the 2002 proxy statement, 2002 annual report on Form 10-K and proxy voting materials for the Annual meeting on April 24, 2003.

Item 7. Financial Statements and Exhibits

Exhibit
Number	Description

99.1	Letter to Stockholders

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAY VIEW CAPITAL CORPORATION Registrant

DATE: March 25, 2003	BY:	/s/ John Okubo

John Okubo Executive Vice President and Chief Financial Officer